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                                                                    EXHIBIT 21.1

GEOLOGISTICS CORPORATION

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                                                                             STATE OR JURISDICTION            %
                                                                                OF INCORPORATION        OF OWNERSHIP
                                                                            ------------------------  -----------------
- ILLCAN, Inc.............................................................  Delaware                            100%
  - GeoLogistics Co. (LEP International Inc. Canada)......................  Canada                              100%
    - Trans Navigation, Inc...............................................  Canada                              100%
    - Ultra Warehousing, Inc..............................................  Canada                              100%
- ILLSCOT, Inc............................................................  Delaware                            100%
  - GeoLogistics Co. (LEP International Inc. Canada)......................  Canada                              100%
    - Trans Navigation, Inc...............................................  Canada                              100%
    - Ultra Warehousing, Inc..............................................  Canada                              100%
- GeoLogistics Services, Inc. (Matrix)....................................  Delaware                            100%
  - Seabridge Container Lines.............................................  Delaware                            100%
  - Bay Area Matrix, Inc..................................................  Delaware                            100%
  - L.A. Matrix, Inc......................................................  Delaware                            100%
  - Southwest Matrix, Inc.................................................  Delaware                            100%
  - Matrix CT Inc.........................................................  Delaware                            100%
  - LEP Profit International, Inc.........................................  Delaware                            100%
    - LEP Fairs, Inc......................................................  Georgia                             100%
    - Air Freight Consolidators International, Inc........................  New York                            100%
    - GLAS GeoLogistics Air Services......................................  Delaware                            100%
  - The Bekins Company....................................................  Delaware                            100%
    - Bekins Van Lines Company............................................  Nebraska                            100%
      - Bekins Heritage Transport, Inc....................................  Illinois                            100%
      - Bekins Liberty Forwarders, Inc....................................  Illinois                            100%
      - Bekins Independence Forwarders, Inc...............................  Illinois                            100%
      - The Primary Source for Transportation, Inc........................  Illinois                            100%
- LIW Holdings Corp.......................................................  Delaware                            100%
  - LEP International Worldwide Limited...................................  UK                                  100%
    - GeoLogistics A/S (LEP International A/S Denmark)....................  Denmark                             100%
    - LEP International Holdings Ltd......................................  UK                                  100%
      - LEP Holdings Bermuda Ltd..........................................  Bermuda                             100%
      - ACI Trading (Far East) Ltd........................................  Hong Kong                           100%
      - LEP International (Asia/Pacific) Ltd. (BVI).......................  British Virgin Islands              100%
        - LEP International (China) Ltd...................................  Hong Kong                           100%
        - GeoLogistics Ltd. (LEP International Ltd.)......................  Taiwan                              100%
        - GeoLogistics Ltd. (LEP International Ltd.)......................  Japan                               100%
        - GeoLogistics Ltd. (LEP International Ltd.)......................  Malaysia                            100%
        - Logik Pengurusan Sdn Bhd........................................  Malaysia                            100%
        - LEP International NV............................................  Neth. Antilles                      100%
        - GeoLogistics Inc. (LEP International Inc.)......................  Philippines                          90%
        - GeoLogistics Ltd. (LEP International (Far East) Ltd.)...........  Hong Kong                           100%
        - GeoLogistics (Thailand) Co. Ltd.(LEP International Co. Ltd......  Thailand                             51%
        - GeoLogistics Pte Ltd. (LEP International (S) Pte Ltd. (LEP
          International (S) Pte Ltd. 90%..................................  Singapore                            90%
        - PT GeoLogistics Internasional (PT LEP Internasional Indonesia
          Perdana)........................................................  Indonesia                            65%
        - LEP (NZ) Ltd....................................................  New Zealand                         100%
        - LEP International PTY Ltd.......................................  Australia                           100%
        - Block PTY Ltd...................................................  Australia                           100%
        - GeoLogistics (Subic) Inc. (LEP International (Subic) Inc........  Philippines                         100%
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                                                                             STATE OR JURISDICTION            %
                                                                                OF INCORPORATION        OF OWNERSHIP
                                                                            ------------------------  -----------------
        - GeoLogistics Ltd. (LEP International India) Ltd.)...............  India                               100%
        - LEP International (NZ) Ltd......................................  New Zealand                         100%
    - LEP International Management Ltd....................................  UK                                  100%
    - Spectre Anstalt.....................................................  Lichtenstein                        100%
    - ECT Transport Ltd...................................................  Hong Kong                           100%
  - LEP European Holding BV...............................................  Netherlands                         100%
    - Telmidas AMS BV Netherlands.........................................  Netherlands                         100%
      - GeoLogistics BV (LEP International BV)............................  Netherlands                         100%
      - GeoLogistics NV (LEP International Belgium).......................  Belgium                             100%
      - GeoLogistics SA (LEP International SA France).....................  France                              100%
      - LEP Shipping AG...................................................  Switzerland                         100%
      - LEP Holdings GmbH.................................................  Germany                             100%
          - LEP Lassen GmbH...............................................  Germany                             100%
          - Lassen GmbH...................................................  Germany                             100%
      - GeoLogistics SpA (LEP Albarelli SpA)..............................  Italy                                51%
        - Avioservizi Jet Service SRL (Italy).............................  Italy                               100%
      - GeoLogistics Transitarios Lda (Lassen Transportes Lda.
        Portugal).........................................................  Portugal                            100%
      - AB GeoLogistics (Olson & Wright Sweden)...........................  Sweden                              100%
      - GeoLogistics SA (LEP International SA Spain)......................  Spain                               100%
  - GeoLogistics Ltd. (LEP International Ltd.)............................  UK                                  100%
    - GeoLogistics Ltd. (LEP International Ltd. Ireland)..................  Ireland                             100%
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